Exhibit 10.1

Execution copy

CONTRIBUTION, CONVEYANCE AND ASSUMPTION AGREEMENT

This Contribution, Conveyance and Assumption Agreement, dated as of October 31, 2012 (this “Agreement”), is by and among MPLX LP, a Delaware limited partnership (the “Partnership”), MPLX GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), MPLX Operations LLC, a Delaware limited liability company (the “Operating Company”), MPC Investment LLC, a Delaware limited liability company, MPLX Logistics Holdings LLC, a Delaware limited liability company, Marathon Pipe Line LLC, a Delaware limited liability company, MPL Investment LLC, a Delaware limited liability company, MPLX Pipe Line Holdings LP, a Delaware limited partnership, and Ohio River Pipe Line LLC, a Delaware limited liability company (each, a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, the General Partner and MPLX Logistics Holdings LLC have caused the formation of the Partnership, pursuant to the Delaware Revised Uniform Limited Partnership Act (as amended from time to time, the “Delaware Partnership Act”), for the purpose of owning and operating crude oil, refined product and other hydrocarbon-based product pipelines and other midstream assets and providing related services, as well as engaging in any other business activity that is approved by the General Partner and that lawfully may be conducted by a limited partnership organized under the Delaware Partnership Act.

WHEREAS, in order to accomplish the objectives and purposes in the preceding recital, each of the following actions has been taken prior to the date hereof:

1. MPC Investment LLC formed the General Partner (f/k/a Marathon Petroleum Logistics GP LLC) under the terms of the Delaware Limited Liability Company Act (as amended from time to time, the “Delaware LLC Act”) and contributed $1,000.00 in exchange for all of the limited liability company interests in such company;

2. MPC Investment LLC formed MPLX Logistics Holdings LLC (f/k/a Marathon Petroleum Logistics Holdings LLC) under the Delaware LLC Act and contributed $2,000.00 in exchange for all of the limited liability company interests in such company;

3. MPLX Logistics Holdings LLC, as the limited partner, and the General Partner, as the general partner, formed the Partnership under the Delaware Partnership Act and contributed $980.00 and $20.00, respectively, in exchange for a 98% limited partner interest (the “Initial LP Interest”) and a 2% general partner interest, respectively, in the Partnership;

4. MPL Investment LLC formed the Operating Company under the Delaware LLC Act and contributed $1,000.00 in exchange for all of the limited liability company interests in such company;

5. Marathon Pipe Line LLC formed MPL Louisiana Holdings LLC under the Delaware LLC Act and contributed $1,000.00 in exchange for all of the limited liability company interests in such company;

6. Marathon Pipe Line LLC formed Hardin Street Holdings LLC under the Delaware LLC Act and contributed $1,000.00 in exchange for all of the limited liability company interests in such company;

7. The Operating Company formed MPLX Terminal and Storage LLC under the Delaware LLC Act and contributed $250.00 in exchange for all of the limited liability company interests in such company;

8. Marathon Petroleum Company LP formed Marathon Petroleum Logistics Services LLC under the Delaware LLC Act and contributed $1,000.00 in exchange for all of the limited liability company interests in such company;

9. MPL Investment LLC and the Operating Company formed MPLX Pipe Line Holdings LP (f/k/a Marathon Petroleum Pipeline Holdings LP) under the Delaware Partnership Act and contributed $500.00 and $500.00, respectively, in exchange for a 50% limited partner interest and a 50% general partner interest, respectively, in such partnership;

10. Effective July 1, 2012, Marathon Pipe Line LLC contributed to Hardin Street Holdings LLC, its successors and its assigns, a 60% limited liability company interest (representing all of Marathon Pipe Line LLC’s ownership interests), and all of Marathon Pipe Line LLC’s rights and obligations, in Muskegon Pipeline LLC, a Delaware limited liability company;

11. Effective September 1, 2012, Marathon Pipe Line LLC contributed to Hardin Street Holdings LLC, its successors and its assigns, all of Marathon Pipe Line LLC’s ownership interests, rights and obligations in Capline System, an undivided interest petroleum pipeline, and all of Marathon Pipe Line LLC’s ownership interests, rights and obligations in Maumee Pipeline Company, an undivided interest petroleum pipeline;

12. Effective September 1, 2012, Marathon Pipe Line LLC contributed to Hardin Street Holdings LLC, its successors and its assigns, a 58.52% limited liability company interest (representing all of Marathon Pipe Line LLC’s ownership interests) in LOCAP LLC, a Delaware limited liability company;

13. On September 14, 2012, the Operating Company, as borrower, and the Partnership, as parent guarantor, entered into a $500 million, five-year, unsecured revolving credit facility with Citibank, N.A., as administrative agent, and several other commercial lending institutions, as lenders and letter of credit issuing banks.

14. Pursuant to a purchase and sale agreement and related conveyance documents, effective September 30, 2012, Marathon Petroleum Company LP sold and transferred a butane cavern located in Neal, West Virginia and related assets to MPLX Terminal and Storage LLC;

15. Effective October 1, 2012, all of the employees of Marathon Pipe Line LLC were transferred to and became employees of Marathon Petroleum Logistics Services LLC, a Delaware limited liability company;

16. Effective October 10, 2012, Marathon Pipe Line LLC contributed to MPL Louisiana Holdings LLC, its successors and its assigns, a 40.7% limited liability company interest (representing all of Marathon Pipe Line LLC’s ownership interests), and all of Marathon Pipe Line’s rights and obligations, in LOOP LLC, a Delaware limited liability company;

WHEREAS, concurrently with the consummation of the transactions contemplated hereby, each of the matters provided for in Article II will occur in accordance with its respective terms;

WHEREAS, if the Over-Allotment Option (as defined herein) is exercised, each of the matters provided for in Article III will occur in accordance with its respective terms; and

WHEREAS, the members or partners of the Parties have taken or caused to be taken all limited liability company and partnership action, as the case may be, required to approve the transactions contemplated by this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements herein contained, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms below:

“Closing Date” means the date on which the closing of the purchase and sale of Common Units to the Underwriters pursuant to the Underwriting Agreement occurs.

“Closing Time” means the “time of purchase” as defined in the Underwriting Agreement.

“Common Unit” means a common unit representing a limited partner interest in the Partnership having the rights set forth in the Partnership Agreement.

“Current Assets” means cash and cash equivalents, receivables (less allowance for doubtful accounts), receivables from related parties, intercompany accounts receivable, inventory (other than materials and supplies inventories) and other current assets.

“Current Liabilities” means accounts payable, payables to related parties, intercompany accounts payable, payroll and benefits payable, accrued taxes and other current liabilities (other than accrued liability – environmental).

“Effective Time” means 12:01 a.m. Eastern Time on the Closing Date.

“Offering” means the initial public offering of the Partnership’s Common Units pursuant to the Registration Statement.

“Omnibus Agreement” means that certain Omnibus Agreement, dated as of the date of this Agreement, among Marathon Petroleum Corporation, Marathon Petroleum Company LP, MPL Investment LLC, the General Partner, the Partnership, the Operating Company, MPLX Terminal and Storage LLC, MPLX Pipe Line Holdings LP, Marathon Pipe Line LLC and Ohio River Pipe Line LLC, as such agreement may be amended, supplemented or restated from time to time.

“Option Units” means the Common Units that the Partnership will agree to issue upon an exercise of the Over-Allotment Option.

“Original Partnership Agreement” means that certain Agreement of Limited Partnership of the Partnership, dated as of April 10, 2012.

“Over-Allotment Option” has the meaning assigned to it in the Partnership Agreement.

“Partnership Agreement” means the First Amended and Restated Agreement of Limited Partnership of the Partnership, dated as of the date of this Agreement.

“Registration Statement” means the Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission (Registration No. 333-182500), as amended.

“Subordinated Unit” means a subordinated unit representing a limited partner interest in the Partnership having the rights set forth in the Partnership Agreement.

“Underwriters” means the underwriting syndicate listed in the Underwriting Agreement.

“Underwriting Agreement” means a firm commitment underwriting agreement to be entered into between the Partnership and the underwriters named in the Registration Statement with respect to the Offering.

ARTICLE II

CONTRIBUTIONS, ACKNOWLEDGMENTS AND DISTRIBUTIONS

Each of the following transactions set forth in Sections 2.1 through 2.13 shall be completed as of the Effective Time in the order set forth herein:

2.1 MPLX Terminal and Storage LLC Contribution. MPL Investment LLC shall contribute to the Operating Company, and the Operating Company shall subsequently contribute to MPLX Terminal and Storage LLC, either an account receivable from MPL Investment LLC or an account payable to MPL Investment LLC, as the case may be, in an amount necessary to make the amount of the Current Assets of MPLX Terminal and Storage LLC equal to the amount of the Current Liabilities of MPLX Terminal and Storage LLC as of the Effective Time.

2.2 Marathon Pipe Line LLC and Ohio River Pipe Line LLC Contributions. MPL Investment LLC shall contribute to each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC either an account receivable from MPL Investment LLC or an account payable to MPL Investment LLC, as the case may be, in amounts necessary such that (a) the amount of the Current Assets of Marathon Pipe Line LLC shall be equal to the amount of the Current Liabilities of Marathon Pipe Line LLC and (b) the amount of the Current Assets of Ohio River Pipe Line LLC shall be equal to the amount of the Current Liabilities of Ohio River Pipe Line LLC, in each case as of the Effective Time.

2.3 Execution of the Partnership Agreement. The General Partner and MPLX Logistics Holdings LLC, as the organizational limited partner, shall amend and restate the Original Partnership Agreement by executing the Partnership Agreement in substantially the form included in Appendix A to the Registration Statement, with such changes as the General Partner and MPLX Logistics Holdings LLC may agree.

2.4 Distribution of the Hardin Street Holdings and the MPL Louisiana Holdings Interests. Notwithstanding any provision of the limited liability company agreements of Hardin Street Holdings LLC and MPL Louisiana Holdings LLC, each as amended as of the date hereof (the “HSH and MPL Louisiana LLC Agreements”), Marathon Pipe Line LLC hereby distributes, grants, bargains, conveys, assigns, transfers, sets over and delivers to MPL Investment LLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to 100% of the limited liability company interests in each of Hardin Street Holdings LLC and MPL Louisiana Holdings LLC, and MPL Investment LLC hereby accepts such limited liability company interests as a distribution from Marathon Pipe Line LLC. Notwithstanding any provision of the HSH and MPL Louisiana LLC Agreements, MPL Investment LLC is hereby admitted to each of Hardin Street Holdings LLC and MPL Louisiana Holdings LLC as a member, and hereby agrees that it is bound by the HSH and MPL Louisiana LLC Agreements as a member of each of Hardin Street Holdings LLC and MPL Louisiana Holdings LLC. Notwithstanding any provision of the HSH and MPL Louisiana LLC Agreements, immediately following the admission of MPL Investment LLC as a member of each of Hardin Street Holdings LLC and MPL Louisiana Holdings LLC, Marathon Pipe Line LLC shall and does hereby cease to be a member of each of Hardin Street Holdings LLC and MPL Louisiana Holdings LLC and shall thereupon cease to have or exercise any right or power as a member of Hardin Street Holdings LLC or MPL Louisiana Holdings LLC and Hardin Street Holdings LLC and MPL Louisiana Holdings LLC shall continue without dissolution.

2.5 Additional Capital Contribution to the Operating Company. MPL Investment LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Operating Company, its successors and assigns, for its and their own use forever, all right, title and interest in and to a 47.667% limited liability company interest in each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, and the Operating Company hereby accepts such limited liability company interests as a capital contribution from MPL Investment LLC. Notwithstanding any provision of the limited liability company agreements of Marathon

Pipe Line LLC and Ohio River Pipe Line LLC (each as amended as of the date hereof, the “MPL LLC Agreement” and the “ORPL LLC Agreement,” respectively), the Operating Company is hereby admitted to Marathon Pipe Line LLC and Ohio River Pipe Line LLC as a member of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, respectively, and hereby agrees that it is bound by the MPL LLC Agreement and the ORPL LLC Agreement. MPL Investment LLC hereby continues as a member of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, holding 52.333% of the limited liability company interests in each, notwithstanding any provision of the MPL LLC Agreement or the ORPL LLC Agreement.

2.6 Additional Capital Contribution to MPLX Pipe Line Holdings LP; Partial Redemption of Limited Partner Interest in MPLX Pipe Line Holdings LP. The Operating Company hereby contributes $10.00 to MPLX Pipe Line Holdings LP as a capital contribution in exchange for an additional 1% general partner interest in MPLX Pipe Line Holdings LP, and MPLX Pipe Line Holdings LP hereby accepts such capital contribution. MPLX Pipe Line Holdings LP hereby distributes $10.00 to MPL Investment LLC in redemption of a 1% limited partner interest in MPLX Pipe Line Holdings LP, and MPL Investment LLC hereby accepts such distribution and redemption. The Operating Company hereby continues as general partner of MPLX Pipe Line Holdings LP, owning a 51% general partner interest, and MPL Investment LLC hereby continues as limited partner of MPLX Pipe Line Holdings LP, owning a 49% limited partner interest.

2.7 Partial Contribution of Marathon Pipe Line LLC and Ohio River Pipe Line LLC Interests. MPL Investment LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MPLX Pipe Line Holdings LP, its successors and assigns, for its and their own use forever, all right, title and interest in and to a 52.333% limited liability company interest in each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, and MPLX Pipe Line Holdings LP hereby accepts such limited liability company interests as a capital contribution from MPL Investment LLC. Notwithstanding any provision of the MPL LLC Agreement and the ORPL LLC Agreement, MPLX Pipe Line Holdings LP is hereby admitted to Marathon Pipe Line LLC and Ohio River Pipe Line LLC as a member of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, respectively, and hereby agrees that it is bound by the MPL LLC Agreement and the ORPL LLC Agreement. Immediately following the admission of MPLX Pipe Line Holdings LP as a member of each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, MPL Investment LLC shall and does hereby cease to be a member of each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC and shall thereupon cease to have or exercise any right or power as a member of Marathon Pipe Line LLC or Ohio River Pipe Line LLC. The Operating Company hereby continues as a member of each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, owning a 47.667% limited liability company interest in each, notwithstanding any provision of the MPL LLC Agreement or the ORPL LLC Agreement.

2.8 Additional Partial Contribution of Marathon Pipe Line LLC and Ohio River Pipe Line LLC Interests. The Operating Company hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MPLX Pipe Line Holdings LP, its successors and its assigns, for its and their own use forever, all right, title and interest in and to a 47.667% limited liability company interest in each of Marathon Pipe Line LLC and Ohio River

Pipe Line LLC, and MPLX Pipe Line Holdings LP hereby accepts such limited liability company interests as a capital contribution from the Operating Company. Immediately following such contribution of such limited liability company interests, MPLX Pipe Line Holdings LP shall and does hereby continue as the sole member of each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC, the Operating Company shall and does hereby cease to be a member of each of Marathon Pipe Line LLC and Ohio River Pipe Line LLC and shall thereupon cease to have or exercise any right or power as a member of Marathon Pipe Line LLC or Ohio River Pipe Line LLC and Marathon Pipe Line LLC and Ohio River Pipe Line LLC are hereby continued without dissolution.

2.9 Distribution of Operating Company Interests. MPL Investment LLC hereby grants, distributes, bargains, conveys, assigns, transfers, sets over and delivers to MPC Investment LLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to all of the limited liability company interests in the Operating Company, and MPC Investment LLC hereby accepts such limited liability company interests as a distribution from MPL Investment LLC and is hereby admitted as a substitute member of the Operating Company. Immediately following such admission, MPL Investment LLC shall and does hereby cease to be a member of the Operating Company.

2.10 Contribution of the OLLC Interest to the General Partner. MPC Investment LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the General Partner, its successors and its assigns, for its and their own use forever, all right, title and interest in and to a portion of its limited liability company interests in the Operating Company with a value equal to 2% of the equity value of the Partnership immediately after the Closing (the “OLLC Interest”), and the General Partner hereby accepts such OLLC Interest as a capital contribution from MPC Investment LLC. Notwithstanding any provision of the limited liability company agreement of the Operating Company (the “Operating Company LLC Agreement”), the General Partner is hereby admitted to the Operating Company as a member of the Operating Company holding the OLLC Interest and hereby agrees that it is bound by the Operating Company LLC Agreement. MPC Investment LLC hereby continues as a member of the Operating Company with respect to the portion of its limited liability company interest in the Operating Company not transferred to the General Partner.

2.11 Contribution of Remaining Operating Company Interests to MPLX Logistics Holdings LLC. MPC Investment LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to MPLX Logistics Holdings LLC, its successors and its assigns, for its and their own use forever, all right, title and interest in and to MPC Investment LLC’s remaining limited liability company interests in the Operating Company, and MPLX Logistics Holdings LLC hereby accepts such limited liability company interests as a capital contribution from MPC Investment LLC. Notwithstanding any provision of the Operating Company LLC Agreement, MPLX Logistics Holdings LLC is hereby admitted to the Operating Company as a member of the Operating Company and hereby agrees that it is bound by the Operating Company LLC Agreement. Immediately following such contribution of such limited liability company interests, the General Partner shall and does hereby continue as a member of the Operating Company holding the OLLC Interest, MPC Investment LLC shall and does hereby cease to be a member of the Operating Company and shall thereupon cease to have or exercise any right or power as a member of the Operating Company, and the Operating Company is hereby continued without dissolution.

2.12 Contribution of the OLLC Interest to the Partnership. The General Partner hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to the OLLC Interest in exchange for (a) a continuation of the General Partner’s 2% general partner interest in the Partnership and (b) the issuance to the General Partner of all of the limited partner interests in the Partnership classified as “Incentive Distribution Rights” under the Partnership Agreement, and the Partnership hereby accepts such OLLC Interest. Notwithstanding any provision of the Operating Company LLC Agreement, the Partnership is hereby admitted to the Operating Company as a member of the Operating Company and hereby agrees that it is bound by the Operating Company LLC Agreement. Immediately following such contribution of such OLLC Interest, MPLX Logistics Holdings LLC shall and does hereby continue as a member of the Operating Company, the General Partner shall and does hereby cease to be a member of the Operating Company and shall thereupon cease to have or exercise any right or power as a member of the Operating Company, and the Operating Company is hereby continued without dissolution.

2.13 Additional Contribution of Operating Company Interests. MPLX Logistics Holdings LLC hereby grants, contributes, bargains, conveys, assigns, transfers, sets over and delivers to the Partnership, its successors and its assigns, for its and their own use forever, all right, title and interest in and to all of MPLX Logistics Holdings LLC’s limited liability company interests in the Operating Company in exchange for (a) 19,651,515 Common Units representing a 26.1% limited partner interest in the Partnership, (b) 36,951,515 Subordinated Units representing a 49% limited partner interest in the Partnership and (c) the right to receive $149,144,119.22 in proceeds from the Offering to reimburse MPLX Logistics Holdings LLC for certain capital expenditures incurred by MPLX Logistics Holdings LLC with respect to the assets owned by MPLX Terminal and Storage LLC, Marathon Pipe Line LLC and Ohio River Pipe Line LLC, and the Partnership hereby accepts such limited liability company interests. Immediately following such contribution of such limited liability company interests, the Partnership shall and does continue as the sole member of the Operating Company, MPLX Logistics Holdings LLC shall and does hereby cease to be a member of the Operating Company and shall thereupon cease to have or exercise any right or power as a member of the Operating Company, and the Operating Company is continued without dissolution.

Each of the following transactions set forth in Sections 2.14 through 2.17 shall be completed as of the Closing Time, and in any event only after completion of the transactions set forth in Sections 2.1 through 2.13, in the order set forth herein:

2.14 Public Cash Contribution. The Parties acknowledge that, in connection with the Offering, the public, through the Underwriters, has made a capital contribution to the Partnership of $380,600,000.00 in cash in exchange for 17,300,000 Common Units (the “Firm Units”) representing a 22.9% limited partner interest in the Partnership and new limited partners are being admitted to the Partnership in connection therewith.

2.15 Payment of Transaction Expenses and Contribution of Proceeds by the Partnership. The Parties acknowledge (a) the payment by the Partnership, in connection with the Closing, of transaction expenses in the amount of approximately $4.9 million, excluding underwriting discounts of $22,836,000.00 in the aggregate but including a structuring fee of 0.375% of the gross proceeds of the Offering payable to certain of the Underwriters (the “Structuring Fee”), (b) the distribution and payment of $149,144,119.22 to MPLX Logistics Holdings LLC as a reimbursement of qualified capital expenditures, and (c) the contribution by the Partnership of $201,600,000.00 to the Operating Company, of which $10,000,000.00 is to be used by the Operating Company for working capital purposes.

2.16 Capital Contribution to MPLX Pipe Line Holdings LP. The Operating Company hereby makes a capital contribution of $191,600,000.00 to MPLX Pipe Line Holdings LP to fund future capital projects, and MPLX Pipe Line Holdings LP hereby accepts such capital contribution from the Operating Company. Following this capital contribution, the Operating Company will hold a 51% general partner interest in MPLX Pipe Line Holdings LP and MPL Investment LLC will hold a 49% limited partner interest in MPLX Pipe Line Holdings LP.

2.17 Redemption of the Initial LP Interest from the Partnership and Return of Initial Capital Contribution. The Partnership hereby redeems the Initial LP Interest held by MPLX Logistics Holdings LLC and hereby refunds and distributes to MPLX Logistics Holdings LLC the initial contribution, in the amount of $980.00, made by MPLX Logistics Holdings LLC in connection with the formation of the Partnership, along with any interest or other profit that resulted from the investment or other use of such initial contribution.

ARTICLE III

EXERCISE OF OVER-ALLOTMENT OPTION

If the Over-Allotment Option is exercised in whole or in part, the Underwriters will contribute additional cash to the Partnership in exchange for Option Units at the Offering price per Common Unit set forth in the Registration Statement, net of underwriting discounts and the Structuring Fee. The Partnership hereby agrees to redeem a number of Common Units from MPLX Logistics Holdings LLC equal to the number of Option Units sold by the Partnership pursuant to the exercise of the Over-Allotment Option on the basis of the Offering price per Common Unit set forth in the Registration Statement, net of underwriting discounts and the Structuring Fee.

ARTICLE IV

FURTHER ASSURANCES

From time to time after the Effective Time, and without any further consideration, the Parties agree to execute, acknowledge and deliver all such additional deeds, assignments, bills of sale, conveyances, instruments, notices, releases, acquittances and other documents, and to do all such other acts and things, all in accordance with applicable law, as may be necessary or appropriate (a) more fully to assure that the applicable Parties own all of the properties, rights, titles, interests, estates, remedies, powers and privileges granted by this Agreement, or which are intended to be so granted, (b) more fully and effectively to vest in the applicable Parties and their respective successors and assigns beneficial and record title to the interests contributed and assigned by this Agreement or intended to be so and (c) more fully and effectively to carry out the purposes and intent of this Agreement.

ARTICLE V

ORDER OF COMPLETION AND EFFECTIVENESS OF TRANSACTIONS

5.1 Order of Completion of Transactions. The transactions provided for in Sections 2.1 through 2.13 shall be completed as of the Effective Time in the order set forth in Article II. The transactions provided for in Sections 2.14 through 2.17 shall be completed as of the Closing Time in the order set forth in Article II. Following the completion of the transactions set forth in Article II, the transactions provided for in Article III, if they occur, shall be completed.

5.2 Effectiveness of Transactions. Notwithstanding anything contained in this Agreement to the contrary, (a) none of Sections 2.1 through 2.13 shall be operative or have any effect until the Effective Time and (b) none of the provisions of Sections 2.14 through 2.17 or Article III shall be operative or have any effect until the Closing Time, at which respective time all such applicable provisions shall be effective and operative in accordance with Section 5.1 without further action by any Party.

ARTICLE VI

MISCELLANEOUS

6.1 Costs. Except for the transaction expenses set forth in Section 2.15, the Operating Company shall pay all expenses, fees and costs, including, but not limited to, all sales, use and similar taxes arising out of the contributions, distributions, conveyances and deliveries to be made under Article II and shall pay all documentary, filing, recording, transfer, deed and conveyance taxes and fees required in connection therewith. In addition, the Operating Company shall be responsible for all costs, liabilities and expenses (including court costs and reasonable attorneys’ fees) incurred in connection with the implementation of any conveyance or delivery pursuant to Article IV (to the extent related to any of the contributions, distributions, conveyances and deliveries to be made under Article II).

6.2 Headings; References; Interpretation. All Article and Section headings in this Agreement are for convenience only and shall not be deemed to control or affect the meaning or construction of any of the provisions hereof. The words “hereof,” “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, and not to any particular provision of this Agreement. All references herein to Articles and Sections shall, unless the context requires a different construction, be deemed to be references to the Articles and Sections of this Agreement. All personal pronouns used in this Agreement, whether used in the masculine, feminine or neuter gender, shall include all other genders, and the singular shall include the plural and vice versa. The use herein of the word “including” following any general statement, term or matter shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not non-limiting language (such as “without limitation,” “but not limited to” or other words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that could reasonably fall within the broadest possible scope of such general statement, term or matter.

6.3 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.

6.4 No Third Party Rights. The provisions of this Agreement are intended to bind the Parties as to each other and are not intended to and do not create rights in any other person or confer upon any other person any benefits, rights or remedies, and no person is or is intended to be a third party beneficiary of any of the provisions of this Agreement.

6.5 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if all Parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

6.6 Choice of Law; Mediation; Submission to Jurisdiction. (a) This Agreement shall be subject to and governed by the laws of the State of Delaware, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. EACH OF THE PARTIES HERETO AGREES THAT THIS AGREEMENT INVOLVES AT LEAST U.S. $100,000.00 AND THAT THIS AGREEMENT HAS BEEN ENTERED INTO IN EXPRESS RELIANCE UPON 6 Del. C. § 2708. EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES (i) TO BE SUBJECT TO THE JURISDICTION OF THE COURTS OF THE STATE OF DELAWARE AND OF THE FEDERAL COURTS SITTING IN THE STATE OF DELAWARE, AND (ii) TO THE EXTENT SUCH PARTY IS NOT OTHERWISE SUBJECT TO SERVICE OF PROCESS IN THE STATE OF DELAWARE, TO APPOINT AND MAINTAIN AN AGENT IN THE STATE OF DELAWARE AS SUCH PARTY’S AGENT FOR ACCEPTANCE OF LEGAL PROCESS AND TO NOTIFY THE OTHER PARTY OF THE NAME AND ADDRESS OF SUCH AGENT.

(b) If the Parties cannot resolve any dispute or claim arising under this Agreement, then no earlier than 10 days nor more than 60 days following written notice to the other Parties to such dispute or claim, any Party to such dispute or claim may initiate mandatory, non-binding mediation hereunder by giving a notice of mediation (a “Mediation Notice”) to the other Parties to such dispute or claim. In connection with any mediation pursuant to this Section 6.6, the mediator shall be jointly appointed by the Parties to the dispute or claim and the mediation shall be conducted in Findlay, Ohio unless otherwise agreed by the Parties to the dispute or claim. All costs and expenses of the mediator appointed pursuant to this section shall be shared equally by the Parties to the dispute or claim. The then-current Model ADR Procedures for Mediation of Business Disputes of the Center for Public Resources, Inc., either as written or as modified by mutual agreement of the Parties to the dispute or claim, shall govern any mediation pursuant to this section. In the mediation, each Party to the dispute or claim shall be represented by one or more senior representatives who shall have authority to resolve any disputes. If a dispute or claim has not been resolved within 30 days after the receipt of the Mediation Notice by a Party, then any Party to the dispute or claim may refer the resolution of the dispute or claim to litigation.

(c) Subject to Section 6.6(b), each Party agrees that it shall bring any action or proceeding in respect of any claim arising out of or related to this Agreement, whether in tort or contract or at law or in equity, exclusively in any federal or state courts located in Delaware and (i) irrevocably submits to the exclusive jurisdiction of such courts, (ii) waives any objection to laying venue in any such action or proceeding in such courts, (iii) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over it and (iv) agrees that, to the fullest extent permitted by law, service of process upon it may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to it at its address specified in Section 6.9. The foregoing consents to jurisdiction and service of process shall not constitute general consents to service of process in the State of Delaware for any purpose except as provided herein and shall not be deemed to confer rights on any person other than the Parties.

6.7 Severability. If any of the provisions of this Agreement are held by any court of competent jurisdiction to contravene, or to be invalid under, the laws of any political body having jurisdiction over the subject matter hereof, such contravention or invalidity shall not invalidate the entire Agreement. Instead, this Agreement shall be construed as if it did not contain the particular provision or provisions held to be invalid and an equitable adjustment shall be made and necessary provision added so as to give effect to the intention of the Parties as expressed in this Agreement at the time of execution of this Agreement.

6.8 Amendment or Modification. This Agreement may be amended or modified from time to time only by the written agreement of all the Parties. Each such instrument shall be reduced to writing and shall be designated on its face as an amendment to this Agreement. Notwithstanding anything in the foregoing to the contrary, any amendment executed by the Partnership or any of its subsidiaries shall not be effective unless and until the execution of such amendment has been approved by the conflicts committee of the General Partner’s board of directors.

6.9 Notices. All notices, requests and other communications required or permitted hereunder shall be in writing and shall be deemed duly given or delivered (i) when delivered personally, (ii) if transmitted by facsimile when confirmation of transmission is received or by email when receipt of such email is acknowledged by return email, (iii) if sent by registered or certified mail, postage prepaid, return receipt requested, on the third business day after mailing or (iv) if sent by private courier when received; and shall be addressed as follows:

if to:	MPLX LP
c/o MPLX GP LLC, its general partner
200 East Hardin St.
Findlay, OH 45840
Attention: President
Email address: glpeiffer@marathonpetroleum.com

if to:	MPLX GP LLC
200 East Hardin St.
Findlay, OH 45840
Attention: President
Email address: glpeiffer@marathonpetroleum.com

if to:	MPLX Operations LLC
200 East Hardin St.
Findlay, OH 45840
Attention: President
Email address: glpeiffer@marathonpetroleum.com

if to:	MPLX Logistics Holdings LLC
539 South Main St.
Findlay, OH 45840
Attention: President
Email address: dctemplin@marathonpetroleum.com

if to:	MPC Investment LLC
539 South Main St.
Findlay, OH 45840
Attention: President
Email address: grheminger@marathonpetroleum.com

if to:	MPL Investment LLC
539 South Main St.
Findlay, OH 45840
Attention: President
Email address: dctemplin@marathonpetroleum.com

if to:	Marathon Pipe Line LLC
539 South Main St.
Findlay, OH 45840
Attention: President
Email address: copierson@marathonpetroleum.com

if to:	MPLX Pipe Line Holdings LP
c/o MPLX Operations LLC, its general partner
200 East Hardin St.
Findlay, OH 45840
Attention: President
Email address: glpeiffer@marathonpetroleum.com

if to:	Ohio River Pipe Line LLC
539 South Main St.
Findlay, OH 45840
Attention: President
Email address: copierson@marathonpetroleum.com

or to such other address as such Party may indicate by a notice delivered in accordance with this Section 6.9.

6.10 Integration. This Agreement and the instruments referenced herein supersede all previous understandings or agreements among the parties, whether oral or written, with respect to the subject matter of this Agreement and such instruments. This Agreement and such instruments contain the entire understanding of the Parties with respect to the subject matter hereof and thereof. There are no unwritten oral agreements between the parties. No understanding, representation, promise or agreement, whether oral or written, is intended to be or shall be included in or from part of this Agreement unless it is contained in a written amendment hereto executed by the parties hereto after the date of this Agreement.

6.11 Deed; Bill of Sale; Assignment. To the extent required and permitted by applicable law, this Agreement shall also constitute a “deed,” “bill of sale” or “assignment” of the assets and interests referenced herein.

[Remainder of page intentionally left blank]

IN WITNESS WHEREOF, the Parties to this Agreement have caused it to be duly executed as of the date first above written.

MPLX LP		MPLX GP LLC
By:	MPLX GP LLC
Its:	General Partner

		By:	/s/ G. L. Peiffer
G. L. Peiffer, President
By:	/s/ G. L. Peiffer
G. L. Peiffer, President

MPLX Operations LLC		MPLX Logistics Holdings LLC

By:	/s/ G. P. Shaffner	By:	/s/ D. C. Templin
	G. P. Shaffner, V. President		D. C. Templin, President

MPC Investment LLC		MPL Investment LLC

By:	/s/ G. R. Heminger	By:	/s/ D. C. Templin
	G. R. Heminger, President		D. C. Templin, President

Marathon Pipe Line LLC		MPLX Pipe Line Holdings LP
		By:	MPLX Operations LLC
By:	/s/ C. O. Pierson	Its:	General Partner
C. O. Pierson, President
		By:	/s/ G. P. Shaffner
G. P. Shaffner, V. President

Ohio River Pipe Line LLC

By:	/s/ C. O. Pierson
C. O. Pierson, President

Signature page, Contribution Agreement